July 27, 1998

              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 1998

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TENTH PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."

Effective July 30, 1998, Jeffrey F. Friedman will become interim portfolio manager for the Fund with respect to its areas of social concern. Mr. Friedman will serve in that capacity until a new portfolio manager is named. Mr. Friedman is an analyst for Dreyfus concentrating on international securities for both the equity and fixed income areas and on corporate private placements. He rejoined Dreyfus in 1991, having initially been employed by Dreyfus from 1971 to 1990.

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